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Exhibit 1(a)

Pitney Bowes Inc.

Debt Securities
Warrants to Purchase Debt Securities

Form of Underwriting Agreement

Standard Provisions

                 , 20

To the Representatives of the
        several Underwriters named in the
        respective Pricing Agreements
        hereinafter described

Ladies and Gentlemen:

        Pitney Bowes Inc., a Delaware corporation (the "Company"), from time to time may enter into one or more pricing agreements (each a "Pricing Agreement") in the form of Annex I, with such additions and deletions as the parties thereto may determine and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities or warrants to purchase debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Securities"). If specified in such Pricing Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional principal amount of Securities, specified in such Pricing Agreement as provided in Section 2 (the "Optional Securities"). The Firm Securities and the Optional Securities, if any, which the Underwriters elect to purchase pursuant to Section 2 are collectively called the "Designated Securities." The Pricing Agreement may designate a lead underwriter or underwriters (collectively, the "Representatives") for the particular issue of Designated Securities. The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives.

        The standard provisions set forth herein to the extent applicable to securities of the type represented by the Designated Securities will be incorporated by reference in any such Pricing Agreement relating to a particular issue of Securities. The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

        This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Company to issue and sell any of the Designated Securities and the obligation of the Underwriters to purchase any of the Designated Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of the Firm Securities, the maximum aggregate principal amount of the Optional Securities, if any, the initial public offering price of such Designated Securities or the manner of determining such price, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the principal amount of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm Securities and Optional Securities, if any, and payment therefor. The Pricing Agreement also shall specify, to the extent not set forth in the Indenture and the Registration Statement and Prospectus with respect thereto, the terms of such Designated Securities.

The Pricing Agreement, including these standard provisions incorporated therein by reference, is referred to as "this Agreement". A Pricing Agreement shall be in the form of an executed writing, which may be in counterparts, and may be evidenced by an exchange of email communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and any Pricing Agreement shall be several and not joint.

        The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and: (i) if the Designated Securities are either senior or subordinated debt securities ("Debt Securities") in or pursuant to the senior or subordinated indenture (the "Indenture") identified in the Pricing Agreement; (ii) if the Designated Securities are warrants ("Warrants"), in or pursuant to a warrant agreement (the "Warrant Agreement") identified in the Pricing Agreement; and (iii) if the Designated Securities are debt securities subject to the Warrants ("Warrant Debt Securities"), in or pursuant to the Indenture identified in the Pricing Agreement.

        1.     Representations and Warranties.    The Company represents and warrants to each Underwriter named in Schedule I to the applicable Pricing Agreement, as of the date thereof and as of the Time of Delivery (as defined in Section 3) as follows:

          (a)   A registration statement (the "Initial Registration Statement") in respect of the Designated Securities has been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"). The Initial Registration Statement has been declared effective by the Commission, and each Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). The term "Registration Statement" means the Initial Registration Statement as amended to the date of this Agreement, including the information, if any, deemed to be a part thereof pursuant to Rule 434(d) of the rules and regulations under the Securities Act (the "Securities Act Regulations") and any related registration statement filed pursuant to Rule 462(b) (a "Rule 462(b) Registration Statement") of the Securities Act Regulations. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The Company proposes to file, pursuant to Rule 424 of the Securities Act Regulations, a prospectus supplement specifically relating to the Designated Securities and has advised the Underwriters of all information to be set forth therein. The term "Basic Prospectus" means the prospectus included in the Initial Registration Statement. The term "Prospectus" means the Basic Prospectus together with the prospectus supplement (the "Prospectus Supplement") specifically relating to the Designated Securities as first filed with the Commission pursuant to Rule 424 of the Securities Act Regulations. If the Company elects to rely upon Rule 434 of the Securities Act Regulations, however, the term "Prospectus" shall be deemed to refer to the Basic Prospectus and the term sheet relating to the Designated Securities in the form to be furnished to the Underwriters by the Company in reliance on Rule 434. The term "Preliminary Prospectus" means a preliminary prospectus supplement specifically relating to the Designated Securities together with the Basic Prospectus. Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the information incorporated by reference therein, as updated or superseded as provided therein, prior to the execution of the applicable Pricing Agreement. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the information incorporated by reference therein, as updated or superseded as provided therein, pursuant to any document filed after the date of the execution of the applicable Pricing Agreement under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations in accordance with

  Section 4(a). Any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company, as updated or superseded, filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement.

          (b)   The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder.

          (c)   The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder. Any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

          (d)   The Registration Statement as of its effective date did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this Section 2(d) shall not apply to (i) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus or (ii) any Form T-1 Statement of Eligibility and Qualification included as an exhibit to the Registration Statement.

          (e)   Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as set forth therein or contemplated thereby, there has not been any material adverse change, or any development reasonably likely to result in a material adverse change, in the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

          (f)    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus.

          (g)   The Designated Securities have been duly authorized. When the Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to the Firm Securities, and in the case of any Optional Securities pursuant to Over-allotment Options (as defined in Section 2) with respect to such Optional Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (h)   The Indenture has been duly authorized. At each Time of Delivery (as defined in Section 3) for the Designated Securities, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus.

          (i)    The issue and sale of the Designated Securities by the Company to the Underwriters will not conflict with or result in a breach or violation of any term or provision of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party that is material to the Company and its subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, other than any such conflict, breach, violation or default that is not reasonably likely to result in a material adverse change in the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole. No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body will be required to be obtained by the Company for the issue and sale by the Company of the Designated Securities being delivered at such Time of Delivery, except such as have been, or will have been prior to such Time of Delivery, obtained under the Securities Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters.

        2.     Sale and Delivery.

          (a)   Pursuant to a Pricing Agreement applicable to any Designated Securities, and upon the basis of the representations and warranties, and subject to the conditions set forth, in this Agreement, the Company will agree to sell to the several Underwriters named in such Pricing Agreement and such Underwriters will agree to purchase from the Company, severally and not jointly, at the respective purchase prices set forth in the Pricing Agreement, plus accrued interest, if any, from the date set forth therein to the date of payment and delivery: (i) the principal amounts of Debt Securities set forth opposite their names in Schedule I to such Pricing Agreement, less their respective amounts of the Contract Debt Securities (as defined below), if any, as determined as provided below; or (ii) Warrants to purchase the principal amounts of Warrant Debt Securities set forth opposite their names in Schedule I to such Pricing Agreement, less their respective amounts of the Contract Warrant Securities (as defined below), if any, as determined as provided below. Debt Securities and, if applicable, Warrants to be purchased pursuant to delayed deliver contracts are referred to as "Contract Debt Securities" and "Contract Warrants," respectively, and collectively as the "Contract Securities."

          (b)   The Company may specify in the Pricing Agreement applicable to any Designated Securities that the Company thereby grants to the Underwriters the right (an "Overallotment Option") to purchase at their election up to the aggregate principal amount of Optional Securities specified in such Pricing Agreement, on the same terms as the Firm Securities, for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

          (c)   The aggregate principal amount of Optional Securities to be added to the aggregate principal amount of Firm Securities to be purchased by each Underwriter as set forth in

  Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the aggregate principal amount of Optional Securities that the Company has been advised by the Representatives have been attributed to such Underwriter. If the Company has not been so advised, the aggregate principal amount of Optional Securities to be so added shall be, in each case, that aggregate principal amount of Optional Securities which the aggregate principal amount of Firm Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate principal amount of Firm Securities (rounded as the Representatives may determine to the nearest $1000). The aggregate principal amount of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate principal amount of Firm Securities set forth in Schedule I to such Pricing Agreement plus the aggregate principal amount of Optional Securities which the Underwriters elect to purchase.

          (d)   (i) If so indicated in the applicable Pricing Agreement, the Company may authorize the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth therein pursuant to delayed delivery contracts substantially in the form of Exhibit     •    but with such changes therein as the Company may authorize or approve ("Delayed Delivery Contracts"). Delayed Delivery Contracts are to be with institutional investors approved by the Company and described in the Prospectus. The aggregate principal amount of Contract Debt Securities and the aggregate principal amount of Warrant Debt Securities for which Contract Warrants are exercisable shall not exceed the respective amounts set forth in the Pricing Agreement. As of the applicable Time of Delivery, the Company will pay to the Representative as compensation, for the accounts of the Underwriters, the fee specified in the Pricing Agreement in respect of all Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts.

            (ii)   If the Designated Securities are Debt Securities, the deduction for the Contract Debt Securities referred to above shall become effective upon the execution and delivery by the Company and the several institutional investors of the Delayed Delivery Contracts. Such deduction for each Underwriter shall be in the amount which shall bear the same proportion to the total principal amount of Contract Debt Securities as the principal amount of Debt Securities set forth opposite its name in such Pricing Agreement bears to the aggregate principal amount of Debt Securities set forth in such Pricing Agreement.

            (iii)  If the Designated Securities are Warrants and Debt Warrant Securities, the deduction for the Contract Warrants referred to above shall become effective upon the execution and delivery by the Company and the several institutional investors of the Delayed Delivery Contracts. Such deduction for each Underwriter shall be in the amount which shall bear the same proportion to the total principal amount of Debt Warrant Securities for which Contract Warrants are exercisable as the principal amount of Debt Warrant Securities for which Warrants are exercisable as set forth opposite its name in such Pricing Agreement bears to the aggregate principal amount of Debt Warrant Securities for which Warrants are exercisable as set forth in such Pricing Agreement.

        3.     Payment.    Firm Securities and Optional Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement and in such authorized denominations and registered in such names as the Representatives may request upon at least 48 hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least 48 hours in advance as specified in such Pricing Agreement:

          (i)    with respect to the Firm Securities, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being called the "First Time of Delivery"; and

          (ii)   with respect to the Optional Securities, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Securities, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery".

Each such time and date for delivery is called a "Time of Delivery".

        4.     Covenants.    The Company agrees with each of the Underwriters of any Designated Securities that:

          (a)   It will prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and will file such Prospectus pursuant to Rule 424(b) of the Securities Act Regulations not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b).

          (b)   It will not make any further amendment or supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Securities and prior to the Time of Delivery for such Designated Securities that shall be disapproved by the Representatives for such Designated Securities promptly after reasonable notice thereof.

          (c)   It will advise the Representatives promptly of any such amendment or supplement after such Time of Delivery for such Designated Securities and will furnish the Representatives with copies thereof.

          (d)   It promptly will file all reports and any definitive proxy or information statements required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities, and during such same period it will advise the Representatives, promptly after it receives notice thereof, of:

            (i)    the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission;

            (ii)   the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Designated Securities;

            (iii)  the suspension of the qualification of such Designated Securities for offering or sale in any jurisdiction; and

            (iv)  the initiation or threatening of any proceeding for any such purpose or of any request by the Commission with respect to amending or supplementing the Registration Statement or Prospectus or for additional information and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Designated Securities or suspending any such qualification, promptly use its best efforts to obtain the withdrawal of such order.

          (e)   It promptly will take such action as the Representatives reasonably may request to qualify such Designated Securities for offering and sale under the securities laws of such jurisdictions as the Representatives reasonably may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities. In connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

          (f)    Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, it will deliver written and electronic copies of the Prospectus as amended or supplemented to the Underwriters in New York City, in such quantities as the Representatives reasonably may request. If the delivery of a prospectus is required at any time in connection with the offering or sale of the Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act, the Exchange Act or the Trust Indenture Act, the Company will notify the Representatives and upon their request will file such document and prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives from time to time reasonably may request of an amended Prospectus or a supplement to the Prospectus that will correct such statement or omission or effect such compliance.

          (g)   It will make generally available to its securityholders as soon as practicable, but in any event not later than 18 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Securities Act Regulations.

          (h)   During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of (i) the termination of trading restrictions for such Designated Securities as notified to the Company by the Representatives and (ii) the last Time of Delivery for such Designated Securities, it will not offer, sell, contract to sell or otherwise dispose of any debt securities that mature more than one year after such Time of Delivery and that are substantially similar to such Designated Securities, without the prior written consent of the Representatives.

          (i)    If it elects to rely upon Rule 462(b), it will file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, DC time, on the date of this Agreement, and at the time of filing it either will pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

        5.     Payment of Expenses.    The Company will pay or cause to be paid the following:

          (i)    the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary

  Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers;

          (ii)   all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(e), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any Blue Sky Memorandum or Legal Investment Survey;

          (iii)  any fees charged by securities rating services for rating the Securities;

          (iv)  any filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities;

          (v)   the cost of printing or reproducing the Securities; and

          (vii) the fees and expenses of any Trustee and any agent of any Trustee and the reasonable fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities.

Except as provided in this Section 5, and Sections 7 and 10, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Designated Securities by them and any advertising expenses connected with any offers they may make.

        6.     Conditions of the Underwriters' Obligations.    The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a)   The Prospectus as amended or supplemented in relation to such Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 4(a). If the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, DC time, on the date of this Agreement. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission. All requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction.

          (b)   Counsel for the Underwriters shall have furnished to the Representatives such written opinion or opinions, dated each Time of Delivery for such Designated Securities, with respect to the valid existence of the Company, the validity of the Designated Securities, the Registration Statement, the Prospectus and such other related matters as the Representatives reasonably may request, and such counsel shall have received such documents and information as they reasonably may request to enable them to pass upon such matters.

          (c)   The Company's General Counsel shall have furnished to the Representatives his or her written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

            (i)    The Company is a validly existing corporation in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented.

            (ii)   The Company has the corporate power and authority to execute and deliver this Agreement, the Indenture and the Designated Securities and to perform its obligations thereunder.

            (iii)  The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Company.

            (iv)  The execution, delivery and performance of the Designated Securities have been duly authorized by all necessary corporate action, The Designated Securities, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Designated Securities conform to the description thereof in the Prospectus as amended or supplemented.

            (v)   The execution, delivery and performance of the Indenture have been duly authorized by all necessary corporate action. The Indenture has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Indenture conforms to the description thereof in the Prospectus as amended or supplemented.

            (vi)  The issue and sale of the Designated Securities by the Company to the Underwriters will not conflict with or result in a breach or violation of any term or provision of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party that is material to the Company and its subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, other than any such conflict, breach, violation or default that is not reasonably likely to result in a material adverse change in the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company is required to be obtained by the Company for the issue and sale by the Company of the Designated Securities being delivered at such Time of Delivery, except such as have been obtained under the Securities Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters.

            (vii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented. The Underlying Securities initially issuable upon conversion of the Designated Securities have been duly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Designated Securities and the Indenture, will be validly issued and fully paid and nonassessable. The Underlying Securities conform to the description thereof in the Prospectus as amended or supplemented. The Underlying Securities issuable upon conversion of the Designated Securities have been approved for listing on the New York Stock Exchange, subject to official notice of issuance. The issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

            (viii) Insofar as the statements in the Prospectus under the captions "Description of Securities", "Description of Capital Stock" and "Underwriting" constitute a summary of the documents referred to therein, such statements fairly present in all material respects the information required to be disclosed under the Securities Act and the rules and regulations of the Commission relating to registration statements on Form S-3 and prospectuses.

            (ix)  The Registration Statement has become effective under the Securities Act and the Indenture has been qualified under the Trust Indenture Act.

        In addition, such counsel shall state that, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, such counsel has no reason to believe: (a) that the Registration Statement, at the time it became effective (which, for purposes of such counsel's expression of belief, shall have the meaning set forth in Rule 158(c) under the Securities Act) or the Prospectus, as of its date or as of such Time of Delivery, was not appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder; or (b)(i) that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) that the Prospectus, as of its date or as of such Time of Delivery, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In expressing its belief, such counsel may state that it expresses no belief as to the financial statements and related schedules, or the Statement of Eligibility on Form T-1, contained or incorporated by reference in the Registration Statement or the Prospectus.

          (d)   Gibson, Dunn & Crutcher LLP, or other counsel for the Company satisfactory to the Representatives, shall have furnished to the Representatives a written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

            (i)    The Company is a validly existing corporation in good standing under the laws of the State of Delaware.

            (ii)   This Agreement has been duly executed and delivered by the Company.

            (iii)  The Designated Securities, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement and the Pricing Agreement, will be legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Designated Securities conform to the description thereof in the Prospectus as amended or supplemented.

            (iv)  The Indenture has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Indenture conforms to the description thereof in the Prospectus as amended or supplemented.

            (v)   The Underlying Securities conform to the description thereof in the Prospectus as amended or supplemented. The Underlying Securities issuable upon conversion of the Designated Securities have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

            (vi)  Insofar as the statements in the Prospectus under the captions "Description of Securities", "Description of Capital Stock" and "Underwriting" constitute a summary of the documents referred to therein, such statements fairly present in all material respects the information required to be disclosed under the Securities Act and the rules and regulations of the Commission relating to registration statements on Form S-3 and prospectuses.

          (vii) The Registration Statement has become effective under the Securities Act and the Indenture has been qualified under the Trust Indenture Act.

        In addition, such counsel shall state that, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, such counsel has no reason to believe: (a) that the Registration Statement, at the time it became effective (which, for purposes of such counsel's expression of belief, shall have the meaning set forth in Rule 158(c) under the Securities Act) or the Prospectus, as of its date or as of such Time of Delivery, was not appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder; or (b)(i) that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) that the Prospectus, as of its date or as of such Time of Delivery, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In expressing its belief, such counsel may state that it expresses no belief as to the financial statements and related schedules, or the Statement of Eligibility on Form T-1, contained or incorporated by reference in the Registration Statement or the Prospectus.

        (e)   At each Time of Delivery for such Designated Securities, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated such Time of Delivery, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the Company's financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus.

        (f)    Except as set forth in or contemplated by the Registration Statement and the Prospectus, there shall not have occurred any change, or any development reasonably likely to result in a change, in or affecting the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole, the effect of which is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Securities or Optional Securities or both on the terms and in the manner contemplated in the Prospectus as amended relating to the Designated Securities.

        (g)   On or after the date of the Pricing Agreement relating to the Designated Securities: (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock or the Company's financial strength or claims paying ability by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock or the Company's financial strength or claims paying ability.

        (h)   On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities.

        (i)    The Company shall have complied with the provisions of Section 4(f) with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of the Pricing Agreement relating to such Designated Securities.

        (j)    The Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Securities a certificate or certificates of the Company, executed on behalf of the Company by its chief executive officer and its chief financial officer, satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery.

  7.    Indemnification and Contribution.

        (a)   The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities.

        (b)   Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

        (c)   Promptly after receipt by an indemnified party under Section 7(a) or (b) of notice of the commencement of any action, such indemnified party, if a claim in respect thereof is to be made against the indemnifying party under Section 7(a) or (b), shall notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under Section 7(a) or (b). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under Section 7(a) or (b) for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Without the written consent of the indemnified party, no indemnifying party shall effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

        (d)   If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or (b) in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 7(c), then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this Section 7(d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

        (e)   The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

  8.    Default by One or More Underwriters.

        (a)   If any Underwriter shall default in its obligation to purchase the Firm Securities or Optional Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives in their discretion may arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within 36 hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Securities or Optional Securities, as the case may be, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes thereby may be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company promptly will file any amendments or supplements to the Registration Statement or the Prospectus that in the opinion of the Representatives thereby may be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section 8 with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

        (b)   If, after giving effect to any arrangements for the purchase of the Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in Section 8(a), the aggregate principal amount of such Designated Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Firm Securities or Optional Securities, as the case may be, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Firm Securities or Optional Securities, as the case may be, that such Underwriter agreed to purchase under the Pricing Agreement relating to such Firm Securities or Optional Securities, as the case may be, and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Firm

Securities or Optional Securities, as the case may be, that such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Securities or Optional Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        (c)   If, after giving effect to any arrangements for the purchase of the Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in Section 8(a), the aggregate principal amount of Firm Securities or Optional Securities, as the case may be, that remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Firm Securities or Optional Securities, as the case may be, as referred to in Section 8(b), or if the Company shall not exercise the right described in Section 8(b) to require non-defaulting Underwriters to purchase the Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Securities or Optional Securities, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 5 and the indemnity and contribution agreements in Section 7; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        9.     Survival.    The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation or any statement as to the results thereof made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Designated Securities.

        10.   Termination.    If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 8, the Company shall not then be under any liability to any Underwriter with respect to the Firm Securities or Optional Securities covered by such Pricing Agreement except as provided in Sections 5 and 7; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, other than the occurrence of an event described in Section 6(g)(i), (iii), (iv) or (v), the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 5 and 7.

        11.   Representatives.    In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

        12.   Notices.    All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 7(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

        13.   Parties.    This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 7 and 9, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns. No other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign merely by reason of such purchase.

        14.   Time.    Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, DC is open for business.

        15.   Governing Law.    This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        16.   Counterparts.    This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

        17.   Tax Disclosure.    The Company is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitation of any kind.

ANNEX I

Pricing Agreement

[Names of Representative(s)]
  As Representatives of the several
  Underwriters named in Schedule I hereto,
        [c/o Book-Running Representative(s)]
        [Address]
        City, State ZIP

, 20

Ladies and Gentlemen:

        Pitney Bowes Inc., an Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, Standard Provisions, dated                        , 20    (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I (the "Underwriters") the Securities specified in Schedule II (the "Designated Securities"), consisting of Firm Securities and any Optional Securities the Underwriters may elect to purchase. Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 11 of the Underwriting Agreement and the address of the Representatives referred to in Section 12 of the Underwriting Agreement are set forth in Schedule II.

        An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

        Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference: (i) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II, the principal amount of Firm Securities set forth opposite the name of such Underwriter in Schedule I; and (ii) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set forth in Schedule II that portion of the principal amount of Optional Securities as to which such election shall have been exercised.

        The Company hereby grants to each of the Underwriters the right to purchase at their election up to the principal amount of Optional Securities set forth opposite the name of such Underwriter in Schedule I on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the principal amount of

Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

        If the foregoing is in accordance with your understanding, please sign and return to us            counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

Very truly yours, Pitney Bowes Inc.
By:
Name: Title:
Accepted as of the date hereof: [Name of Book-Running Representative(s)] [Name(s) of Co-Representative(s)]
[By:

2

SCHEDULE I

Underwriter	Principal Amount of Designated Securities to be Purchased

Total	$

SCHEDULE II—DEBT SECURITIES

Title of Designated Securities:

  [      %] [Floating Rate] [Zero Coupon] [Medium-Term] [Notes]

  [Debentures] due                        ,

Rank:

Aggregate principal amount:

  [$]

Price to Public:

  % of the principal amount of the Designated Securities, plus accrued interest[, if any,] from            to                        [and accrued amortization[, if any,] from                        to            ]

Purchase Price by Underwriters:

  % of the principal amount of the Designated Securities, plus accrued interest from                        to            [and accrued amortization[, if any,]from                         to                         ]

Form of Designated Securities:

  [Definitive form to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representatives]]

  [Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.]

Specified funds for payment of purchase price:

        Federal (same day) funds

Time of Delivery:

                     a.m. (New York City time),                         , 20

Indenture:

  Indenture dated                        , 20            , between the Company and                        , as Trustee

Maturity:

Interest Rate:

        [      %] [Zero Coupon] [See Floating Rate Provisions]

Interest Payment Dates:

        [months and dates, commencing                        , 20..]

Regular Record Dates::

        [months and dates, commencing                        , 20..]

Currency of Denominations:

Currency of Payment:

Overseas Paying Agents:

Redemption Provisions:

        [No provisions for redemption]

  [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of [$            ] or an integral multiple thereof,

  [on or after    ,    at the following redemption prices (expressed in percentages of principal amount). If [redeemed on or before            ,     %, and if] redeemed during the 12-month period beginning            ,

Year	Redemption Price

  and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

  [on any interest payment date falling on or after            ,            , at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]]

  [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

  [Restriction on refunding]

Sinking Fund Provisions:

        [No sinking fund provisions]

  [The Designated Securities are entitled to the benefit of a sinking fund to retire [$            ] principal amount of Designated Securities on             in each of the years            through            at 100% of their principal amount plus accrued interest[, together with [cumulative] [noncumulative] redemptions at the option of the Company to retire an additional [$            ] principal amount of Designated Securities in the years            through            at 100% of their principal amount plus accrued interest.]

[If Designated Securities are extendable debt securities, insert—

Extendable provisions:

  Designated Securities are repayable on            ,            [insert date and years], at the option of the holder, at their principal amount with accrued interest. The initial annual interest rate will be    %, and thereafter the annual interest rate will be adjusted on            ,             and            to a rate not less than     % of the effective annual interest rate on U.S. Treasury obligations with            -year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

[If Designated Securities are floating rate debt securities, insert—

Floating rate provisions:

  Initial annual interest rate will be    % through            [and thereafter will be adjusted [monthly] [on each            ,             ,            and    ] [to an annual rate of    % above the average rate for

2

  -year [month][securities][certificates of deposit] issued by            and            [insert names of banks].] [and the annual interest rate [thereafter] [from            through            ] will be the interest yield equivalent of the weekly average per annum market discount rate for            -month Treasury bills plus            % of Interest Differential (the excess, if any, of (i) the then current weekly average per annum secondary market yield for            -month certificates of deposit over (ii) the then current interest yield equivalent of the weekly average per annum market discount rate for            -month Treasury bills); [from    and thereafter the rate will be the then current interest yield equivalent plus       % of Interest Differential].]

Conversion or Exchange Provisions:

Reset Provisions:

Remarketing provisions:

Defeasance provisions:

Closing location for delivery of Designated Securities:

Listing Requirements:

Additional Closing Conditions:

Names and addresses of Representatives:

        Designated Representatives:

  Address for Notices, etc.:

Dealer Concessions:

Reallowance Concession:

Closing location for delivery of Designated Securities:

Delayed Delivery Contracts:

  Delivery Date:

  Minimum principal amount of each contract:

  Maximum aggregate principal amount of all contracts:

Names and addresses of Representatives:

  Designated Representatives:

  Address for Notices, etc.:

[Other Terms]:

3

SCHEDULE II—DEBT WARRANTS
[Include Only if Applicable

Warrant Agreement:

Number of Debt Warrants to be issued:

Debt Warrant Agreement:

Form of Debt Warrants:

Issuable jointly with Debt Securities:

        Yes ☐

        No ☐

        [Number of Debt Warrants issued with each $            principal amount of Debt Securities]

        [Detachable Date]

Date from which Debt Warrants are exercisable:

Date on which Warrants expire:

Exercise Price of Debt Warrants:

Purchase price:

Title of Warrant Debt Securities:

Principal amount of Warrant Debt Securities purchasable upon exercise of one Debt Warrant:

Indenture:

Title:

Rank:

Aggregate principal amount:

Interest rate:

Maturity:

Interest Payment Dates:

        [months and dates, commencing                , 20    ]

Regular Record Dates:

        [months and dates, commencing                , 20    ]

Conversion provisions:

Listing requirements:

Purchase Price by Underwriters:

Currency of Denominations:

Currency of Payment:

Form and Denomination:

Overseas Paying Agents:

Redemption provisions:

Names and addresses of Representatives:

        Designated Representatives:

        Address for Notices, etc.:

Dealer Concessions:

Reallowance Concession:

Closing location for delivery of Designated Securities:

Delayed Delivery Contracts:

        Delivery Date:

        Minimum principal amount of each contract:

        Maximum aggregate principal amount of all contracts:

[Other Terms]:

2

QuickLinks

Pitney Bowes Inc. Debt Securities Warrants to Purchase Debt Securities Form of Underwriting Agreement Standard Provisions
Pricing Agreement
SCHEDULE I
SCHEDULE II—DEBT SECURITIES
SCHEDULE II—DEBT WARRANTS [Include Only if Applicable